UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 8, 2012

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(855) 449-9642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Zynga Inc. (“Zynga”) held its Annual Meeting of Stockholders on June 8, 2012 at the San Francisco Marriott Marquis, located at 55 Fourth Street, San Francisco, California (the “Annual Meeting”). At the Annual Meeting, Zynga’s stockholders voted on four proposals, each of which is described in more detail in Zynga’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2012. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

Each of the eight nominees for director proposed by Zynga was elected to serve until Zynga’s 2013 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Mark Pincus	3,427,730,111	83,855,125	56,341,059	97.61%
John Schappert	3,400,832,036	110,753,200	56,341,059	96.85
William “Bing” Gordon	3,414,790,675	96,794,561	56,341,059	97.24
Reid Hoffman	3,448,180,942	63,404,294	56,341,059	98.19
Jeffrey Katzenberg	3,433,223,144	78,362,092	56,341,059	97.77
Stanley J. Meresman	3,443,442,980	68,142,256	56,341,059	98.06
Sunil Paul	3,431,288,485	80,296,751	56,341,059	97.71
Owen Van Natta	3,410,112,428	101,472,808	56,341,059	97.11

Stockholders approved, on an advisory basis, the compensation of Zynga’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
3,359,326,365	152,022,338	236,533	56,341,059	95.66%

Stockholders approved, on an advisory basis, holding an advisory vote every year on compensation of Zynga’s named executive officers. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
3,510,625,367	129,036	641,286	189,547	56,341,059	99.97%

Stockholders ratified the selection of Ernst & Young LLP as Zynga’s independent registered public accounting firm for Zynga’s fiscal year ending December 31, 2012. The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
3,547,321,613	19,943,669	661,013	99.42%

Based on the voting results and its consideration of the appropriate voting frequency for Zynga at this time, Zynga will hold an advisory vote on the compensation of Zynga’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynga Inc.

Date: June 12, 2012	By:	/s/ Reginald D. Davis
Reginald D. Davis
Senior Vice President, General Counsel and Secretary